                                                                      Exhibit 24

                               POWER OF ATTORNEY

   For Executing Forms 3, 4 and 5 Pursuant to Section 16(a) of the Securities
                                  Exchange Act

        Know all by these presents, that the undersigned hereby constitutes and appoints each of Margaret Austin Wright, Jenelle Chalmers and Mary Croft signing singly, his/her true and lawful attorney-in-fact to:

          (1) execute for and on behalf of the undersigned Forms 3, 4 and 5 and amendments thereto in accordance with Section 16(a) of the
              Securities Exchange Act of 1934 and the rules thereunder;

          (2) do  and  perform  any and  all acts for and  on  behalf of the undersigned which may be necessary or desirable to complete the execution of any such Form 3, 4 and 5 and the timely  filing of such form with the United States Securities and Exchange
              Commission and any other authority; and

          (3) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in his/her discretion.

        The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as such attorney-in-fact might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or his/her substitute or substitutes, shall lawfully  do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.  The undersigned acknowledges that the foregoing attorney-in-
fact,  in serving in such capacity  at the request  of the undersigned,  are not assuming  any of the undersigned's responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.

        This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms, 3, 4, and 5 with respect to the undersigned's  holdings  of and transactions in securities issued by the
Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

        IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 8th day of May 2020.

                                        Signature: /s/ Michael G. Dennis
                                                  ----------------------------

                                        Print Name: Michael G. Dennis
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